Exhibit 10(c)

EXECUTION VERSION

AMENDMENT

THIS AMENDMENT, dated as of April 14, 2011 (this “Amendment”), is entered into by and among UNITED RENTALS RECEIVABLES LLC II, as Seller (the “Seller”), UNITED RENTALS, INC., as Collection Agent (the “Collection Agent”), ATLANTIC ASSET SECURITIZATION LLC, as a Purchaser (“Atlantic”), LIBERTY STREET FUNDING LLC, as a Purchaser (“Liberty”), CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Purchaser Agent for Atlantic (in such capacity, a “Purchaser Agent”) and the Administrative Agent (in such capacity, the “Administrative Agent”), and THE BANK OF NOVA SCOTIA, as Purchaser Agent for Liberty (in such capacity, a “Purchaser Agent”).

Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

WHEREAS, the parties hereto have entered into to that certain Amended and Restated Receivables Purchase Agreement, dated as of December 22, 2008 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendment to Agreement.

(a) The proviso at the end of the first sentence of Section 2.02 of the Agreement is hereby deleted in its entirety and replaced with the following:

provided that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (g) of Exhibit V, the Facility Termination Date and the Commitment Termination Date shall occur.

(b) The introductory clause to Exhibit V of the Agreement is hereby deleted in its entirety and replaced with the following:

Each of the foregoing, unless waived in writing by the Purchaser Agents (other than as set forth in paragraph (g) which cannot be waived), shall be an “Event of Termination”.

SECTION 2. Costs and Expenses. The Borrowers hereby agree that in addition to costs otherwise required to be paid pursuant to the Agreement, the Borrowers shall promptly following demand therefor pay the reasonable legal fees and out-of-pocket expenses (as set forth in an itemized invoice) of the Administrative Agent and the Purchaser Agents party hereto in connection with the consummation of this Amendment.

SECTION 3. Effective Date. The terms of this Amendment shall be deemed to apply to the Agreement as of and from January 1, 2011.

SECTION 4. Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof (other than Section 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 5. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purposes of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 6. Agreement in Full Force and Effect. Except as amended by this Amendment, all of the provisions of the Agreement and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SELLER	UNITED RENTALS RECEIVABLES LLC II

	By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President-Treasurer

COLLECTION AGENT	UNITED RENTALS, INC.

	By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President-Treasurer

ADMINISTRATIVE AGENT, PURCHASER AGENT AND BANK	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, Purchaser Agent and Bank

By:
Name:
Title:

By:
Name:
Title:

Signature page to Amendment

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SELLER	UNITED RENTALS RECEIVABLES LLC II

By:
Name:
Title:

COLLECTION AGENT	UNITED RENTALS, INC.

By:
Name:
Title:

ADMINISTRATIVE AGENT, PURCHASER AGENT AND BANK
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, Purchaser Agent and Bank

	By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

	By:	/s/ SAM PILCER
	Name:	SAM PILCER
	Title:	MANAGING DIRECTOR

Signature page to Amendment

PURCHASER	ATLANTIC ASSET SECURITIZATION LLC,
as Issuer

	By:	Credit Agricole Corporate and Investment Bank,
as Attorney-in-Fact

	By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

	By:	/s/ SAM PILCER
	Name:	SAM PILCER
	Title:	MANAGING DIRECTOR

PURCHASER AGENT AND BANK	THE BANK OF NOVA SCOTIA,
as Purchaser Agent and Bank

By:
Name:
Title:

PURCHASER	LIBERTY STREET FUNDING LLC,
as Issuer

By:
Name:
Title:

Signature page to Amendment

PURCHASER	ATLANTIC ASSET SECURITIZATION LLC,
as Issuer

	By:	Credit Agricole Corporate and Investment Bank,
as Attorney-in-Fact

By:
Name:
Title:

By:
Name:
Title:

PURCHASER AGENT AND BANK	THE BANK OF NOVA SCOTIA,
as Purchaser Agent and Bank

	By:	/s/ Luke Evans
	Name:	Luke Evans
	Title:	Director

PURCHASER	LIBERTY STREET FUNDING LLC,
as Issuer

By:
Name:
Title:

Signature page to Amendment

PURCHASER	ATLANTIC ASSET SECURITIZATION LLC,
as Issuer

	By:	Credit Agricole Corporate and Investment Bank,
as Attorney-in-Fact

By:
Name:
Title:

By:
Name:
Title:

PURCHASER AGENT
AND BANK	THE BANK OF NOVA SCOTIA,
as Purchaser Agent and Bank

By:
Name:
Title:

PURCHASER	LIBERTY STREET FUNDING LLC,
as Issuer

	By:	/s/ Frank B. Bilotta
	Name:	Frank B. Bilotta
	Title:	President

Signature page to Amendment